UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)

                               April 18, 2000
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                             FFY FINANCIAL CORP.
           (Exact name of registrant as specified in its charter)



   Delaware                     0-21638              34-1735753
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(State or other        (Commission File Number)     (IRS Employer
jurisdiction of                                     Identification
incorporation)                                         Number)



724 Boardman-Poland Road, Youngstown, Ohio              44512
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 (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:   330-726-3396
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                                     N/A
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        (Former name or former address, if changed since last report)



Item 5.     Other Events
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      On  April 18, 2000 , the Registrant issued the attached press release.
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Item 7.     Financial Statements and Exhibits
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      (a)  Exhibits

            99.  Press release, dated    April 18, 2000    .
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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FFY FINANCIAL CORP.

Date:    April 19, 2000                By:  /s/  Jeffrey L. Francis
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                                           Jeffrey L. Francis,
                                           President and CEO